UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 RXR Plaza, 6th Floor Uniondale, New York	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 903-0763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange of Which Registered
Common Stock, par value $0.0005	PRHP	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2025, ProPhase Labs, Inc. (the “Company”) received written confirmation from Avtech Capital, LLC (“Avtech”) agreeing to continue its forbearance under the Company’s existing equipment lease. Under Avtech’s updated payment schedule, the Company will make weekly payments beginning November 28, 2025, until outstanding past-due amounts are current. Once current, the original monthly payment schedule under the February 25, 2025, forbearance arrangement will resume.

The Company remains in communication with Avtech regarding these payments, and the written confirmation provides a clear schedule for bringing the lease current. Operations continue in the ordinary course.

Item 8.01 Other Events

On November 5, 2025, a judgment relating to the Avtech equipment lease was entered in Utah. The Company first received the judgment by mail on November 19, 2025. Upon receipt, the Company promptly contacted Avtech and obtained written confirmation on November 21, 2025 that forbearance would continue under the updated schedule described in Item 1.01.

This matter concerns a lease arrangement and does not affect the Company’s operations, liquidity, or financial reporting. The Company’s most recent Form 10-Q accurately reflected all required accruals as of the reporting date, and no restatement is required. The Company has been making payments consistently with its obligations and expects to bring the Avtech lease current within the timeframe set forth in the updated schedule.

Mitigation and Ongoing Activities

The Company continues to review and manage its contractual arrangements in the ordinary course. Management is in communication with counterparties as part of regular planning and may enter into confirmatory amendments, extensions, or similar routine agreements from time to time to support operational continuity. Additional details regarding such matters may be provided in future filings, as appropriate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer

Date: November 25, 2025